HMN FINANCIAL, INC. AND SUBSIDIARIES
             MARSHALLTOWN FINANCIAL CORPORATION AND SUBSIDIARIES
           UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                            at September 30, 1997

                                                            Pro Forma
                                                  ----------------------------
 ASSETS                      HMN          MFC      Adjustments      Combined
                         -----------   ---------  --------------   -----------
Cash and cash
 equivalents            $  9,635,956   4,681,416                    14,317,372
Securities available
 for sale:
  Mortgage-backed and
   related securities    111,117,282           0  25,343,907(1)(2) 136,461,189
  Other marketable
   securities             72,815,033   1,224,396   9,075,182(1)(2)  83,114,611
                         -----------  ----------  ----------       -----------
                         183,932,315   1,224,396  34,419,089       219,575,800
                         -----------  ----------  ----------       -----------
Securities held to maturity:
  Mortgage-backed and
   related securities              0  40,105,545 (40,105,545)(2)             0
  Other marketable
   securities                      0  10,087,377 (10,087,377)(2)             0
                         -----------  ----------  ----------       -----------
                                   0  50,192,922 (50,192,922)                0
                         -----------  ----------  ----------       -----------
Loans held for sale        2,089,733           0                     2,089,733
Loans receivable, net    352,925,376  66,183,349   1,636,000 (2)   420,744,725
Federal Home Loan Bank
 stock, at cost            6,236,700   1,195,500                     7,432,200
Real estate, net              89,334     397,466                       486,800
Premises and equipment,
 net                       4,230,723     385,072     370,392 (2)     4,986,187
Investment in limited
 partnerships              5,580,797     443,973                     6,024,770
Goodwill                                           4,723,042 (3)     4,723,042
Core deposit intangible                            1,567,000 (4)     1,567,000
Accrued interest
 receivable                3,180,525     713,098                     3,893,623
Prepaid expenses and other
 assets                      945,436      74,223                     1,019,659
                         ----------- -----------  ----------       -----------
    Total assets        $568,846,895 125,491,415  (7,477,399)      686,860,911
                         =========== ===========  ==========       ===========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                $366,682,349 103,709,881     440,000 (2)   470,832,230
Federal Home Loan Bank
 advances                112,007,163           0  10,000,000 (1)   122,007,163
Accrued interest payable   1,147,269   1,031,293                     2,178,562
Advance payments by
 borrowers for taxes
 and insurance               758,067      12,342                       770,409
Accrued expenses and
 other liabilities         3,632,564     457,170   2,363,330 (5)     6,453,064
                         ----------- -----------  ----------       -----------
   Total liabilities     484,227,412 105,210,686  12,803,330       602,241,428
                         ----------- -----------  ----------       -----------

Commitments and contingencies
Stockholders' equity:
 HMN serial preferred stock
  ($.01 par value): authorized
  500,000 shares; issued and
  outstanding none                 0           0                             0
 HMN common stock ($.01 par
  value): authorized shares
  7,000,000; issued
  shares 6,085,775            60,858      14,115     (14,115) (1)       60,858
 Additional paid-in
  capital                 59,702,833  10,599,090 (10,599,090) (1)   59,702,833
 Retained earnings,
  subject to certain
  restrictions            58,976,197   9,749,169  (9,749,169) (1)   58,976,197
 Net unrealized gain on
  securities available
  for sale                   967,170      32,077     (32,077) (1)      967,170
 Unearned employee stock
  ownership plan shares   (4,650,340)          0                    (4,650,340)
 Unearned compensation
  restricted stock awards   (658,817)   (113,722)    113,722  (1)     (658,817)
 HMN treasury stock, at
  cost, 1,873,939 shares (29,778,418)          0                   (29,778,418)
                          ---------- ----------- -----------       -----------
   Total stockholders'
    equity                84,619,483  20,280,729 (20,280,729)       84,619,483
                          ---------- ----------- -----------       -----------
  Total liabilities and
   stockholders' equity $568,846,895 125,491,415  (7,477,399)      686,860,911
                         =========== =========== ===========       ===========

                      HMN FINANCIAL, INC. AND SUBSIDIARIES
               MARSHALLTOWN FINANCIAL CORPORATION AND SUBSIDIARIES

        NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

Pursuant to the Merger and consistent with generally accepted accounting principles ("GAAP"), certain purchase method accounting adjustments relating to MFC will be recorded. The purchase method accounting adjustments are preliminary estimates and are subject to revision as economic conditions change or as more information becomes available. The purchase price was $24.8 million, consisting of $23.7 million for 1.35 million outstanding shares of MFC stock, or $17.51 per share, and $1.1 million for the outstanding MFC options. HMN owned 60,000 shares at a cost of $1.0 million of MFC stock which were cancelled upon the completion of the Merger. The following notes further explain the adjustments.

(1) Represents the planned sale of $14.8 million of securities available for sale, the planned borrowing of $10.0 million of advances from the Federal Home Loan Bank of Des Moines and the elimination of HMN's $1.0 million investment in MFC common stock and the elimination of MFC's stockholders' equity under the purchase method of accounting.

(2) Represents the mark-to-market adjustments to reflect the fair market value of the MFC assets acquired and liabilities assumed under the purchase method of accounting. It also transfers the held to maturity security
     portfolio to the available for sale portfolio.   The following summarizes
     the net mark-to-market premium or (discounts) established for the following asset categories:

          Bank premises and equipment                   $  370,392
          Securities                                        73,719
          Loans                                          1,636,000
          Deposits                                        (440,000)
                                                        ----------
                 Total                                  $1,640,111
                                                        ==========

(3) Represents the excess of the purchase price paid for MFC over the fair market value of the tangible and identifiable assets acquired and the fair value of the liabilities (goodwill) assumed under the purchase method of accounting. Goodwill is assumed to amortize on a straight-line basis over 25 years.

     The merger consideration of $24.8 million plus the cancellation of 60,000 shares of MFC common stock owned by HMN with a historical cost of $1.0 million was allocated as follows:

          Net assets at fair value (note 1 & 2)        $21,920,840
          Core deposit intangible (note 4)               1,567,000
          Data processing conversion costs (note 5)       (160,000)
          Severance and other change of control
            costs (note 5)                                (692,000)
          Professional fees (note 5)                      (380,000)
          Other accrued liabilities (note 5)              (128,000)
          Goodwill                                       4,723,042
          Net deferred tax liabilities (note 5)         (1,003,330)
                                                        ----------
              Purchase price                           $25,847,552
                                                        ==========


(4) Represents core deposit intangible relating to MFC's deposits. The core deposit intangible will be amortized using an accelerated method.

(5) Represents accruals for other Merger related costs such as data processing conversion costs ($160,000), severance and other change of control costs ($692,000), professional fees including investment banker, accountants and attorneys fees ($380,000), accruals for other liabilities ($128,000) and net deferred tax liabilities of ($1,003,330).

                       HMN FINANCIAL, INC. AND SUBSIDIARIES
                MARSHALLTOWN FINANCIAL CORPORATION AND SUBSIDIARIES

           UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME
                   For the Nine Months Ended September 30, 1997

                             HMN          MFC               Pro Forma
                         Nine Months   Nine Months----------------------------
                           9-30-97       9-30-97    Adjustments      Combined
                         -----------   ---------  --------------   -----------
Interest Income:
 Loans receivable         $20,730,094   3,701,845   (759,742) (1)   23,672,197
 Securities available
  for sale:
   Mortgage-backed and
    related                 6,458,996           0                    6,458,996
   Other marketable         2,621,762      53,924                    2,675,686
 Securities held to maturity:
   Mortgage-backed and
    related                    33,400   2,142,943    (769,104)(2)    1,407,239
   Other marketable            10,032     493,454       2,439 (2)      505,925
 Cash equivalents             225,237     190,056                      415,293
 Other                        304,158      62,591                      366,749
                           ----------  ----------  ----------       ----------
    Total interest
     income                30,383,679   6,644,813  (1,526,407)      35,502,085
                           ----------  ----------  ----------       ----------
Interest expense:
 Deposits                  13,993,332   4,115,712    (176,779)(3)   17,932,265
 Federal Home Loan Bank
  advances                  4,792,552           0     450,000 (4)    5,242,552
                           ----------  ----------  ----------       ----------
    Total interest
     expense               18,785,884   4,115,712     273,221       23,174,817
                           ----------  ----------  ----------       ----------
       Net interest
        income             11,597,795   2,529,101  (1,799,628)      12,327,268
Provision for loan
 losses                       225,000       7,500                      232,500
                           ----------  ----------  ----------       ----------
       Net interest
        income after
        provision for
        loan losses        11,372,795   2,521,601  (1,799,628)      12,094,768
                           ----------  ----------  ----------       ----------
Non-interest income:
 Fees and service
  charges                     318,346      42,885                      361,231
 Securities gains, net        872,159       2,237                      874,396
 Gain on sales of loans       334,367           0                      334,367
 Other                        457,786      52,793                      510,579
                           ----------  ----------  ----------       ----------
    Total non-interest
     income                 1,982,658      97,915                    2,080,573
                           ----------  ----------  ----------       ----------
Non-interest expense:
 Compensation and
  benefits                  4,106,699   1,007,848                    5,114,547
 Occupancy                    718,801     144,348      19,935 (6)      883,084
 Federal deposit insurance
  premiums                    175,379      50,698                      226,077
 Advertising                  214,557      40,887                      255,444
 Data processing              372,432      77,415                      449,847
 Provision for real
  estate losses                 3,000           0                        3,000
 Other                        879,375     424,530     350,744 (5)    1,654,649
                           ----------  ----------  ----------       ----------
    Total non-interest
     expense                6,470,243   1,745,726     370,679        8,586,648
                           ----------  ----------  ----------       ----------
    Income before income
     tax expense            6,885,210     873,790  (2,170,307)       5,588,693
Income tax (benefit)
 expense                    2,554,400     246,526    (677,226)       2,123,700
                           ----------  ----------  ----------       ----------
    Net income            $ 4,330,810     627,264  (1,493,081)       3,464,993
                           ==========  ==========  ==========       ==========
Primary earnings per
 common share and common
 share equivalents        $      1.10        0.43                        0.88
                                =====       =====                       =====
Fully diluted earnings per
 common share and common
 share equivalents        $      1.09        0.42                        0.87
                                =====       =====                       =====
Weighted average shares
 outstanding:
 Primary                    3,938,454   1,470,989                   3,938,454
 Fully diluted              3,977,962   1,477,287                   3,977,962


                      HMN FINANCIAL, INC. AND SUBSIDIARIES
              MARSHALLTOWN FINANCIAL CORPORATION AND SUBSIDIARIES

         UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME
                 For the Nine Months Ended September 30, 1996

                                HMN          MFC             Pro Forma
                            Nine Months   Nine Months-------------------------
                              9-30-96       9-30-96   Adjustments     Combined
                            -----------   ---------  -------------   ----------
Interest Income:
 Loans receivable          $ 19,009,335  3,328,393     (759,742)(1) 21,577,986
 Securities available
  for sale:
   Mortgage-backed and
    related                   7,730,690          0                   7,730,690
   Other marketable           1,655,705     50,984                   1,706,689
 Securities held to maturity:
   Mortgage-backed and related  719,827  2,494,344     (769,104)(2)  2,445,067
   Other marketable              90,103    402,683        2,439 (2)    495,225
 Cash equivalents               315,623    207,835                     523,458
 Other                          232,453     64,014                     296,467
                              ----------  ---------  ----------      ----------
    Total interest income    29,753,736  6,548,253   (1,526,407)    34,775,582
                              ----------  ---------  ----------      ----------
Interest expense:
 Deposits                    14,281,156  4,174,507     (176,779) (3)18,278,884
 Federal Home Loan Bank
  advances                    3,739,015          0      450,000  (3) 4,189,015
                              ----------  ---------  ----------      ----------
    Total interest expense   18,020,171  4,174,507      273,221     22,467,899
                              ----------  ---------  ----------      ----------
       Net interest income   11,733,565  2,373,746   (1,799,628)    12,307,683
Provision for loan losses       225,000      7,500                     232,500
                              ----------  ---------  ----------      ----------
       Net interest income
         after provision for
         loan losses         11,508,565  2,366,246   (1,799,628)    12,075,183
                              ----------  ---------  ----------      ----------
Non-interest income:
 Fees and service charges       254,188     47,740                     301,928
 Securities gains, net          961,798          0                     961,798
 Gain on sales of loans          16,980          0                      16,980
 Other                          365,879     76,754                     442,633
                              ----------  ---------  ----------      ----------
    Total non-interest income 1,598,845    124,494                   1,723,339
                              ----------  ---------  ----------      ----------
Non-interest expense:
 Compensation and benefits    3,380,843    976,553                   4,357,396
 Occupancy                      595,216    151,283       19,935  (6)   766,434
 Federal deposit insurance
   premiums                     636,676    180,222                     816,898
 SAIF special assessment      2,351,563    681,920                   3,033,483
 Advertising                    229,735     40,851                     270,586
 Data processing                368,145     78,078                     446,223
 Other                          799,710    373,518      350,744  (5) 1,523,972
                              ----------  ---------  ----------     -----------
    Total non-interest
     expense                  8,361,888  2,482,425      370,679     11,214,992
                              ----------  ---------  ----------     -----------
    Income (loss) before
      income taxes            4,745,522      8,315   (2,170,307)     2,583,530
Income tax (benefit) expense  1,770,274    (12,253)    (749,221)     1,008,800
                              ----------  ---------  ----------     -----------
    Net income (loss)      $  2,975,248     20,568   (1,421,086)     1,574,730
                              ==========  =========  ==========     ===========
Primary earnings per common
 share and common share
 equivalents               $       0.66       0.01                        0.35
                              ==========  =========                ===========
Fully diluted earnings per
  common share and common
  share equivalents                0.66       0.01                        0.35
                              ==========  =========                ===========
Weighted average shares
  outstanding:
  Primary                     4,509,942  1,472,722                   4,509,942
  Fully diluted               4,516,499  1,473,784                   4,516,499


                   HMN FINANCIAL, INC. AND SUBSIDIARIES
            MARSHALLTOWN FINANCIAL CORPORATION AND SUBSIDIARIES

      UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME
                   For the year ended December 31, 1996


                              HMN          MFC               Pro Forma
                         Nine Months   Nine Months----------------------------
                          12-31-96      9-30-96    Adjustments      Combined
                         -----------   ---------  --------------   -----------
Interest Income:
 Loans receivable      $25,721,042    4,386,435     (983,477)(1)  29,347,735
 Securities available
  for sale:
    Mortgage-backed and
     related            10,027,438            0                   10,027,438
    Other marketable     2,424,628       62,312                    2,486,940
 Securities held to
  maturity:
    Mortgage-backed
     and related           765,120    3,383,557   (1,023,803)(2)   3,379,573
    Other marketable       104,448      551,307        2,981 (2)     658,194
 Cash equivalents          494,129      279,284                      773,413
 Other                     327,520       93,316                      420,836
                        ----------   ----------    ---------      ----------
    Total interest
     income             39,864,325    8,756,211   (2,004,299)     47,094,129
                        ----------   ----------    ---------      ----------
Interest expense:
 Deposits               18,949,937    5,579,496     (212,430)(3)  24,352,654
 Federal Home Loan
  Bank advances          5,243,853            0      600,000 (4)   5,693,853
                        ----------   ----------    ---------      ----------
    Total interest
     expense            24,193,790    5,579,496      387,570      30,046,507
                        ----------   ----------    ---------      ----------
    Net interest income 15,670,535    3,176,715   (2,391,869)     17,047,622
Provision for loan
 losses                    300,000       10,000                      310,000
                        ----------   ----------    ---------      ----------
 Net interest income
  after provision for
  loan losses           15,370,535    3,166,715   (2,391,869)     16,737,622
                        ----------   ----------    ---------      ----------
Non-interest income:
 Fees and service
  charges                  359,249       62,661                      421,910
 Securities gains, net   1,029,638            0                    1,029,638
 Gain on sales of loans     39,306            0                       39,306
 Other                     494,507       89,982                      584,489
                        ----------   ----------    ---------      ----------
    Total non-interest
     income              1,922,700      152,643                    2,075,343
                        ----------   ----------    ---------      ----------
Non-interest expense:
 Compensation and
  benefits               4,591,367    1,314,115                    5,905,482
 Occupancy                 825,609      200,758        26,580(6)   1,046,302
 Federal deposit
   insurance premiums      799,890      239,406                    1,039,296
 SAIF special assessment 2,351,563      681,920                    3,033,483
 Advertising               308,464       53,995                      362,459
 Data processing           489,045      103,898                      592,943
 Other                   1,142,948      593,324       467,662(5)   2,087,016
                        ----------   ----------    ----------     ----------
    Total non-interest
     expense            10,508,886    3,187,416       494,242     14,066,981
                        ----------   ----------    ----------     ----------
    Income before
     income tax expense  6,784,349      131,942    (2,886,111)     4,745,984
Income tax expense       2,510,000       57,212    (1,009,212)     1,558,000
                        ----------   ----------    ----------     ----------
    Net income          $4,274,349       74,730    (1,876,899)     2,472,180
                        ==========   ==========    ==========     ==========
Primary earnings per
 common share and common
 share equivalents      $     0.96         0.05                         0.56
                        ==========   ==========                   ==========
Fully diluted earnings
 per common share and
 common share
 equivalents            $     0.95         0.05                         0.55
                        ==========   ==========                   ==========
Weighted average
 shares outstanding:
 Primary                 4,436,833    1,472,185                    4,436,833
 Fully diluted           4,509,566    1,473,784                    4,509,566


                      HMN FINANCIAL, INC. AND SUBSIDIARIES
               MARSHALLTOWN FINANCIAL CORPORATION AND SUBSIDIARIES

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                        CONSOLIDATED STATEMENTS OF INCOME

     Pursuant to the Merger and consistent with GAAP, certain adjustments will be recorded, primarily to accrue for specific, identified costs related to the merger of MFC. The amounts of the Merger related costs are preliminary estimates and are subject to revisions as economic conditions change or as more information becomes available.

     HMN expects to achieve operating cost savings primarily through reductions in staff and the consolidation of certain functions such as data processing, investments and other back office operations at MFC. The operating cost savings are expected to be achieved in various amounts at various times during the years subsequent to the acquisition of MFC and not ratably over, or at the beginning or end of, such periods. No adjustment has been reflected in the Unaudited Pro Forma Combined Consolidated Statement of Income for the year ended December 31, 1996 or for the nine months ended September 30, 1997 and 1996 for the anticipated cost savings.

(1) Represents amortization of MFC mark-to-market adjustments under the purchase method of accounting for loans.

(2) Represents amortization of MFC mark-to-market adjustments under the purchase method of accounting for securities, and the forgone interest income resulting from the planned sale of $15.8 million of securities.

(3) Represents amortization of MFC mark-to-market adjustments under the purchase method of accounting for deposits.

(4) Represents the net interest cost of borrowing $10.0 million to fund the MFC acquisition.

(5)  Represents amortization of goodwill and core deposit intangible.

(6) Represents the additional depreciation on premises and equipment related to the MFC mark-to-market adjustments.

Provided the accounting estimates related to the acquisition of MFC are not revised, the estimated impact of amortizing goodwill and other purchase accounting adjustments will reduce pretax income by the following amounts in each of the following years: $1,256,000 for 1998, $593,000 for 1999, $564,000 for 2000, $426,694 for 2001 and $346,674 for 2002.